SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): SEPTEMBER 20, 2000


                            E-XACT TRANSACTIONS, LTD.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                333-89561                 98-0212722
  (State or Other Jurisdiction     (Commission           (I.R.S. Employer of
       of Incorporation            File Number)           Identification No.)


        143 UNION BOULEVARD, SUITE 850, P.O. BOX 38, LAKEWOOD, CO 80228
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (303) 716-7090


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report


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ITEM 5.  OTHER EVENTS

         See press release dated September 20, 2000, attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      E-XACT TRANSACTIONS, LTD.
                                              (Registrant)


Date: September 20, 2000              By: /S/TED HENDERSON
                                          -------------------------------------
                                          Ted Henderson
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

99.1    Press Release dated September 20, 2000.


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